Exhibit 99.1

FOR FURTHER INFORMATION:

Dennis Barber, investors

(713) 497-3042

Pat Hammond, media

(713) 497-7723

FOR IMMEDIATE RELEASE:

November 8, 2007

Reliant Energy Reports Third Quarter Results

•      PJM 2009 auction results validate improving supply/demand fundamentals

•      Power plants deliver 90.8% commercial capacity factor for the quarter

•      Retail business on track for $500 million contribution margin

HOUSTON – Reliant Energy, Inc. reported open EBITDA of $443 million for the third quarter of 2007, compared to $461 million for the third quarter of 2006. Improved open wholesale contribution margin was more than offset by lower retail contribution margin. Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of assets and emission allowances, was $443 million for the third quarter of 2007, compared to $338 million for the third quarter of 2006. The improvement was due to a significant reduction in losses from historical and operational hedges.

“For the quarter, the retail business was modestly ahead of expectations and we had strong operational performance in the wholesale business, which also benefited from improving market conditions,” said Mark Jacobs, president and chief executive officer. “The PJM capacity market auctions are providing increased visibility of improvements in supply and demand fundamentals which will help drive improved profitability and cash flow going forward. The competitive market has responded by delivering additional capacity to the region through non-traditional sources, like demand side management.”

Open EBITDA was $750 million for the nine months ended September 30, 2007 compared to $764 million for the same period of 2006. Adjusted EBITDA was $689 million for the nine months ended September 30, 2007 compared to $588 million for the same period of 2006. The improvement was due to a significant reduction in losses from historical and operational hedges. During the first nine months of 2007, the company reported free cash flow provided by continuing operations of $8 million, compared to $109 million for the same period of 2006. Free cash flow provided by continuing operations in 2006 included $193 million in proceeds from the sale of emission allowances, net of purchases.

On a GAAP basis, income from continuing operations before income taxes was $224 million for the third quarter of 2007, compared to a loss from continuing operations before income taxes of $254 million for the same period of 2006. The third quarter 2007 income from continuing operations before income taxes includes net unrealized losses from energy derivatives of $28 million. The loss from continuing operations before income taxes for the third quarter of 2006 includes $355 million of net unrealized losses from energy derivatives and a $35 million charge related to western states and similar settlements.

On a GAAP basis, income from continuing operations before income taxes for the nine months ended September 30, 2007 was $180 million, compared to a loss from continuing operations before income taxes of $296 million for the same period of 2006. The nine months

1

ended September 30, 2007 include net gains from unrealized energy derivatives of $168 million, a $22 million charge related to western states and similar settlements, and a $72 million charge related to debt extinguishments. The reported numbers for 2006 include net losses from unrealized energy derivatives of $280 million and a $35 million charge for western states and similar settlements. During the first nine months of 2007, the company reported cash provided by continuing operations from operating activities of $332 million, compared to $40 million for the same period of 2006.

OUTLOOK

Reliant Energy’s outlook for open EBITDA is $915 million, $1,313 million and $1,493 million for the years ending December 31, 2007, 2008 and 2009, respectively. Adjusted EBITDA, which includes the impact of historical and operational wholesale hedges and gains on the sales of assets and emission allowances, net is $829 million, $1,265 million and $1,432 million for the same periods. The outlook for free cash flow provided by continuing operations is $202 million, $580 million and $899 million for the years ending December 31, 2007, 2008 and 2009, respectively.

This outlook is based on forward commodity prices as of September 21, 2007, and assumptions and estimates by Reliant Energy. Beginning August 20, 2007, Reliant Energy deconsolidated Channelview and is accounting for it under the cost method. Therefore, the outlook excludes Channelview’s operational and financial results for all periods after August 19, 2007.

Open EBITDA

Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Income from continuing operations before income taxes	$422	$775	$837
Unrealized gains on energy derivatives	(436)	(157)	(11)
Western States and similar settlements	22	—	—
Debt extinguishments	72	—	—
Depreciation and amortization	432	447	462
Interest expense, net *	317	200	144
Adjusted EBITDA	$829	$1,265	$1,432
Historical and operational wholesale hedges	105	48	61
Gains on sales of assets and emission allowances, net	(19)	—	—
Open EBITDA	$915	$1,313	$1,493

*                  Reduced by $5, $22 and $37 million for 2007E, 2008E and 2009E, respectively, for capitalized interest. 2007E includes $40 million amortization of deferred financing costs associated with completion of phase one of comprehensive refinancing plan during the second quarter.

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Free Cash Flow from Continuing Operations

Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Operating cash flow from continuing operations *	$718	$1,125	$1,290
Change in margin deposits, net	(268)	(87)	(31)
Western states and similar settlements payments	57	—	—
Adjusted cash flow provided by continuing operations	$507	$1,038	$1,259
Capital expenditures **	(221)	(313)	(207)
Emission allowances activity, net	(84)	(145)	(153)
Free cash flow provided by continuing operations	$202	$580	$899

*      Outlook assumes no changes in working capital.

**    Includes capitalized interest of $5, $22 and $37 million for 2007E, 2008E and 2009E, respectively.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Retail gross margin*

Retail contribution margin

Open energy gross margin

Open wholesale gross margin

Open wholesale contribution margin

EBITDA

Adjusted EBITDA

Open EBITDA

Adjusted cash flow provided by (used in) continuing operations

Free cash flow provided by (used in) continuing operations

Net debt

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.

*      Previously titled “adjusted retail gross margin.”

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its third-quarter 2007 earnings conference call for Thursday November 8, 2007, at 10 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

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Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to more than 1.8 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

###

4

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenues:
Revenues (including $7,205, $(14,579), $10,927 and $187,320 unrealized gains (losses)) (including $39,805, $0, $39,805 and $0 from affiliates)	$3,543,192	$3,305,568	$8,555,708	$8,533,156

Expenses:
Cost of sales (including $(34,719), $(340,886), $157,443 and $(467,288) unrealized gains (losses)) (including $37,782, $0, $37,782 and $0 from affiliates)	2,838,950	2,989,956	6,758,157	7,473,913
Operation and maintenance	209,374	220,460	674,081	635,990
Selling, general and administrative	99,796	116,465	290,477	278,895
Western states and similar settlements	—	35,000	22,000	35,000
Gains on sales of assets and emission allowances, net	(16,769)	(3,457)	(18,496)	(159,787)
Depreciation and amortization	121,449	108,256	324,021	279,853
Total operating expense	3,252,800	3,466,680	8,050,240	8,543,864
Operating Income (Loss)	290,392	(161,112)	505,468	(10,708)
Other Income (Expense):
Income of equity investment, net	1,549	1,268	4,075	3,655
Debt extinguishments	(1,320)	—	(72,589)	—
Other, net	1,590	(163)	2,084	666
Interest expense	(74,235)	(100,840)	(283,280)	(312,446)
Interest income	5,777	6,889	24,473	22,784
Total other expense	(66,639)	(92,846)	(325,237)	(285,341)

Income (Loss) from Continuing Operations Before Income Taxes	223,753	(253,958)	180,231	(296,049)
Income tax expense (benefit)	63,850	(100,135)	41,028	(25,886)

Income (Loss) from Continuing Operations	159,903	(153,823)	139,203	(270,163)
Income (loss) from discontinued operations	2,479	(1,340)	(1,062)	(4,911)

Income (Loss) Before Cumulative Effect of Accounting Change	162,382	(155,163)	138,141	(275,074)
Cumulative effect of accounting change, net of tax	—	—	—	968
Net Income (Loss)	$162,382	$(155,163)	$138,141	$(274,106)

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.47	$(0.50)	$0.41	$(0.88)
Income (loss) from discontinued operations	—	—	(0.01)	(0.01)
Cumulative effect of accounting change, net of tax	—	—	—	—
Net income (loss)	$0.47	$(0.50)	$0.40	$(0.89)

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.45	$(0.50)	$0.40	$(0.88)
Income (loss) from discontinued operations	0.01	—	(0.01)	(0.01)
Cumulative effect of accounting change, net of tax	—	—	—	—
Net income (loss)	$0.46	$(0.50)	$0.39	$(0.89)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	343,835	307,975	341,768	306,804
- Diluted	354,204	307,975	352,325	306,804

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted and Open

(Millions of Dollars)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	Change	2007	2006	Change
Retail Energy:
Revenues	$2,608	$2,571	$37	$6,303	$6,475	$(172)
Cost of sales	2,281	2,473	(192)	5,307	6,003	(696)
Unrealized (gains) losses on energy derivatives	8	338	(330)	(248)	368	(616)
Retail gross margin (1)(2)	335	436	(101)	748	840	(92)

Operation and maintenance	65	68	(3)	186	177	9
Selling and marketing	34	38	(4)	94	92	2
Bad debt expense	30	34	(4)	68	70	(2)
Retail contribution margin	206	296	(90)	400	501	(101)

Unrealized gains (losses) on energy derivatives	(8)	(338)	330	248	(368)	616
Contribution margin, including unrealized gains/losses on energy derivatives (3)	198	(42)	240	648	133	515

Wholesale Energy:
Revenues	$1,053	$896	$157	$2,598	$2,505	$93
Cost of sales	675	679	(4)	1,796	1,919	(123)
Historical and operational wholesale hedges	17	126	(109)	80	335	(255)
Unrealized (gains) losses on energy derivatives	20	17	3	80	(88)	168
Open wholesale gross margin (1)	415	360	55	962	833	129

Operation and maintenance	144	151	(7)	489	458	31
Bad debt expense	(1)	1	(2)	(2)	(2)	—
Open wholesale contribution margin	272	208	64	475	377	98

Historical and operational wholesale hedges	(17)	(126)	109	(80)	(335)	255
Unrealized gains (losses) on energy derivatives	(20)	(17)	(3)	(80)	88	(168)
Contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (3)	235	65	170	315	130	185

Other Operations:
Revenues	$3	$—	$3	$10	$1	$9
Cost of sales	—	—	—	—	—	—
Operation and maintenance	4	—	4	5	—	5
Other operations contribution margin (3)	(1)	—	(1)	5	1	4

Eliminations:
Revenues	$(120)	$(162)	$42	$(355)	$(448)	$93
Cost of sales	(117)	(162)	45	(345)	(448)	103
Operation and maintenance	(2)	—	(2)	(5)	—	(5)
Total	(1)	—	(1)	(5)	—	(5)

Consolidated:
Retail contribution margin	206	296	(90)	400	501	(101)
Open wholesale contribution margin	272	208	64	475	377	98
Other operations contribution margin	(1)	—	(1)	5	1	4
Eliminations	(1)	—	(1)	(5)	—	(5)
Total	476	504	(28)	875	879	(4)

Other general and administrative	(36)	(44)	8	(131)	(119)	(12)
Income of equity investment, net	1	2	(1)	4	4	—
Other, net	2	(1)	3	2	—	2
Open EBITDA	443	461	(18)	750	764	(14)

Historical and operational wholesale hedges	(17)	(126)	109	(80)	(335)	255
Gains on sales of assets and emission allowances, net	17	3	14	19	159	(140)
Adjusted EBITDA	443	338	105	689	588	101

Unrealized gains (losses) on energy derivatives	(28)	(355)	327	168	(280)	448
Western states and similar settlements	—	(35)	35	(22)	(35)	13
Debt extinguishments	(1)	—	(1)	(72)	—	(72)
EBITDA	414	(52)	466	763	273	490

Depreciation and amortization	(122)	(108)	(14)	(324)	(280)	(44)
Interest expense	(74)	(101)	27	(283)	(312)	29
Interest income	6	7	(1)	24	23	1
Income (loss) from continuing operations before income taxes	$224	$(254)	$478	$180	$(296)	$476

(1)  Gross margin (revenues less cost of sales) excludes depreciation, amortization, labor and other product costs.

(2)  Previously titled "adjusted retail gross margin" or "retail energy gross margin, excluding unrealized gains/losses on energy derivatives."

(3)  Segment profit and loss measure.

Reference is made to Reliant Energy, Inc.'s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Consolidated Balance Sheets

(Thousands of Dollars)

	September 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$396,402	$463,909
Restricted cash	5,209	24,980
Accounts and notes receivable, principally customer, net of allowance of $49,207 and $33,332	1,427,389	1,043,637
Inventory	269,800	275,437
Derivative assets	313,422	489,726
Margin deposits	235,187	452,605
Accumulated deferred income taxes	217,479	279,479
Investment in and receivables from Channelview, net	74,400	—
Prepayments and other current assets	144,206	141,016
Current assets of discontinued operations	656	2,460
Total current assets	3,084,150	3,173,249
Property, plant and equipment, gross	6,834,749	7,192,437
Accumulated depreciation	(1,564,501)	(1,450,442)
Property, Plant and Equipment, net	5,270,248	5,741,995

Other Assets:
Goodwill	379,644	381,594
Other intangibles, net	410,063	423,745
Derivative assets	67,207	203,857
Accumulated deferred income taxes	75,158	87,858
Prepaid lease	284,891	264,328
Other	229,317	290,507
Total other assets	1,446,280	1,651,889
Total Assets	$9,800,678	$10,567,133

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$10,874	$355,264
Accounts payable, principally trade	805,930	664,630
Derivative liabilities	715,465	1,164,809
Margin deposits	—	16,490
Other	488,216	488,764
Current liabilities of discontinued operations	—	3,286
Total current liabilities	2,020,485	2,693,243

Other Liabilities:
Derivative liabilities	283,893	420,534
Other	282,403	324,145
Total other liabilities	566,296	744,679

Long-term Debt	2,984,694	3,177,691
Commitments and Contingencies
Temporary Equity Stock-based Compensation	3,639	1,647
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 344,286,922 and 337,623,392 issued)	105	99
Additional paid-in capital	6,212,511	6,174,665
Retained deficit	(1,862,492)	(2,026,316)
Accumulated other comprehensive loss	(124,560)	(198,575)
Total stockholders’ equity	4,225,564	3,949,873
Total Liabilities and Equity	$9,800,678	$10,567,133

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
	2007	2006
	(in thousands)
Cash Flows from Operating Activities:
Net income (loss)	$138,141	$(274,106)
Loss from discontinued operations	1,062	4,911
Net income (loss) from continuing operations and cumulative effect of accounting change	139,203	(269,195)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (Used in) Operating Activities:
Cumulative effect of accounting change	—	(968)
Depreciation and amortization	324,021	279,853
Deferred income taxes	25,246	(58,324)
Net changes in energy derivatives	(126,819)	351,711
Amortization of deferred financing costs	47,817	12,101
Gains on sales of assets and emission allowances, net	(18,496)	(159,787)
Western states and similar settlements	—	35,000
Debt extinguishments	72,589	—
Income of equity investments, net	(4,075)	(3,655)
Other, net	8,909	12,657
Changes in other assets and liabilities:
Accounts and notes receivable, net	(368,989)	(187,224)
Change in notes with affiliates, net	(4,225)	—
Inventory	(6,117)	13,698
Margin deposits, net	200,928	220,321
Net derivative assets and liabilities	(30,949)	(127,512)
Western states and similar settlements payments	(35,000)	(159,885)
Accounts payable	172,789	25,712
Other current assets	(14,586)	14,972
Other assets	(35,155)	(25,598)
Taxes payable/receivable	(12,334)	(8,141)
Other current liabilities	6,352	77,330
Other liabilities	(9,168)	(3,341)
Net cash provided by continuing operations from operating activities	331,941	39,725
Net cash used in discontinued operations from operating activities	(3,754)	(45,093)
Net cash provided by (used in) operating activities	328,187	(5,368)
Cash Flows from Investing Activities:
Capital expenditures	(135,473)	(63,887)
Proceeds from sales of assets, net	30,380	1,417
Proceeds from sales of emission allowances	6,794	205,186
Purchases of emission allowances	(52,160)	(12,443)
Restricted cash	4,716	16,497
Other, net	5,295	5,750
Net cash provided by (used in) continuing operations from investing activities	(140,448)	152,520
Net cash provided by discontinued operations from investing activities	520	967,566
Net cash provided by (used in) investing activities	(139,928)	1,120,086
Cash Flows from Financing Activities:
Payments of long-term debt	(1,497,887)	(331,028)
Proceeds from long-term debt	1,300,000	—
Increase (decrease) in short-term borrowings and revolving credit facilities, net	6,554	(189,364)
Payments of financing costs	(31,245)	—
Payments of debt extinguishments	(72,589)	—
Proceeds from issuances of stock	39,401	21,947
Net cash used in continuing operations from financing activities	(255,766)	(498,445)
Net cash used in discontinued operations from financing activities	—	(638,000)
Net cash used in financing activities	(255,766)	(1,136,445)
Net Change in Cash and Cash Equivalents	(67,507)	(21,727)
Cash and Cash Equivalents at Beginning of Period	463,909	88,397
Cash and Cash Equivalents at End of Period	$396,402	$66,670

Free Cash Flow Reconciliation

(Unaudited)

	Nine Months Ended September 30,
	2007	2006
	(in millions)
Operating cash flow from continuing operations	$332	$40
Western states and similar settlements payments	57	160
Change in margin deposits, net	(201)	(220)
Adjusted cash flow provided by (used in) continuing operations	188	(20)
Capital expenditures	(135)	(64)
Proceeds from sales of emission allowances	7	205
Purchases of emission allowances	(52)	(12)
Free cash flow provided by continuing operations	$8	$109

Reference is made to Reliant Energy, Inc.’s Annual Report

 on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Retail Energy Data

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	Change	2007	2006	Change
	(in millions)			(in millions)
Mass gross margin	$244	$315	$(71)	$595	$606	$(11)
Commercial and industrial gross margin	101	134	(33)	163	234	(71)
Market usage adjustments	(10)	(13)	3	(10)	—	(10)
Retail gross margin (1)	335	436	(101)	748	840	(92)

Operation and maintenance	(65)	(68)	3	(186)	(177)	(9)
Selling and marketing	(34)	(38)	4	(94)	(92)	(2)
Bad debt expense	(30)	(34)	4	(68)	(70)	2
Retail contribution margin	206	296	(90)	400	501	(101)
Unrealized gains (losses) on energy derivatives	(8)	(338)	330	248	(368)	616
Total retail energy contribution margin, including unrealized gains/losses on energy derivatives (2)	$198	$(42)	$240	$648	$133	$515

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	4,740	5,403	10,848	12,635
Non-Houston	2,774	2,680	6,622	6,206
Small Business:
Houston	926	1,116	2,421	2,888
Non-Houston	467	463	1,127	1,093
Total Mass	8,907	9,662	21,018	22,822
Commercial and Industrial:
ERCOT (3)	10,491	9,283	27,601	25,415
Non-ERCOT	1,364	1,334	3,472	4,488
Total Commercial and Industrial	11,855	10,617	31,073	29,903

Market usage adjustments	12	(115)	(68)	12
Total	20,774	20,164	52,023	52,737

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,052	1,147	1,067	1,184
Non-Houston	571	516	564	492
Small Business:
Houston	115	131	117	133
Non-Houston	37	29	35	28
Total Mass	1,775	1,823	1,783	1,837
Commercial and Industrial:
ERCOT (3)	89	75	86	75
Non-ERCOT	2	1	2	1
Total Commercial and Industrial	91	76	88	76
Total	1,866	1,899	1,871	1,913

	September 30, 2007	December 31, 2006

	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,038	1,095
Non-Houston	567	547
Small Business:
Houston	114	124
Non-Houston	37	33
Total Mass	1,756	1,799
Commercial and Industrial:
ERCOT (3)	90	75
Non-ERCOT	2	1
Total Commercial and Industrial	92	76
Total	1,848	1,875

(1)  Previously titled “adjusted retail gross margin” or “retail energy gross margin, excluding unrealized gains/losses on energy derivatives.”

(2)  Retail energy segment profit and loss measure.

(3)  Includes customers of the Texas General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Wholesale Energy Data

(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2007		2006		2007		2006
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2):
PJM Coal	5,973.6	82%	5,930.6	81%	18,100.9	83%	17,622.9	81%
MISO Coal	1,941.8	70%	1,677.8	61%	6,186.5	75%	4,718.1	57%
PJM/MISO Gas	777.2	11%	662.8	9%	1,194.5	6%	950.1	4%
West (3)	2,303.5	33%	1,341.0	24%	3,211.0	16%	2,611.9	13%
Other (3)	1,021.5	38%	1,481.6	87%	3,771.7	55%	4,356.0	88%
Total	12,017.6	45%	11,093.8	45%	32,464.6	41%	30,259.0	40%

Commercial Capacity Factor (4):
PJM Coal	89.5%		87.2%		81.5%		81.3%
MISO Coal	85.7%		85.3%		65.6%		84.9%
PJM/MISO Gas	92.8%		97.1%		89.8%		92.3%
West	96.7%		73.8%		96.3%		84.9%
Other	93.1%		99.5%		91.8%		92.5%
Total	90.8%		87.5%		81.4%		84.1%

Generation (5):	GWh		GWh		GWh		GWh
PJM Coal	5,345.4		5,171.7		14,752.9		14,330.3
MISO Coal	1,664.1		1,431.5		4,059.1		4,005.2
PJM/MISO Gas	721.0		643.7		1,072.9		877.3
West	2,228.2		990.2		3,091.9		2,218.1
Other	951.3		1,474.1		3,464.0		4,027.6
Total	10,910.0		9,711.2		26,440.8		25,458.5

Open Energy Unit Margin ($/MWh (6):
PJM Coal	$31.05		$32.48		$31.45		$28.96
MISO Coal	29.45		27.94		29.07		23.72
PJM/MISO Gas	38.83		52.82		35.42		49.01
West	12.57		17.17		7.76		6.76
Other	9.46		3.39		6.64		0.99
Weighted Average Total	$25.66		$27.19		$25.23		$22.47

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	Change	2007	2006	Change
	(in millions)			(in millions)
Open energy gross margin (7):
PJM Coal	$166	$168	$(2)	$464	$415	$49
MISO Coal	49	40	9	118	95	23
PJM/MISO Gas	28	34	(6)	38	43	(5)
West	28	17	11	24	15	9
Other	9	5	4	23	4	19
Total	280	264	16	667	572	95

Other margin (8):
PJM Coal	20	9	11	42	21	21
MISO Coal	6	4	2	11	7	4
PJM/MISO Gas	43	16	27	79	31	48
West	48	39	9	107	122	(15)
Other	18	28	(10)	56	80	(24)
Total	135	96	39	295	261	34

Open wholesale gross margin	415	360	55	962	833	129

Operation and maintenance	(144)	(151)	7	(489)	(458)	(31)
Bad debt expense	1	(1)	2	2	2	—

Open wholesale contribution margin	272	208	64	475	377	98

Historical and operational wholesale hedges
Power	(48)	(104)	56	(159)	(284)	125
Fuel	14	7	7	24	19	5
Tolling/Other	17	(29)	46	55	(70)	125
Total historical and operational wholesale hedges	(17)	(126)	109	(80)	(335)	255

Unrealized gains (losses) on energy derivatives	(20)	(17)	(3)	(80)	88	(168)

Total wholesale energy contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (9)	$235	$65	$170	$315	$130	$185

(1)  Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity X 8,760 hours).

(2)  Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)  Includes maximum generation hours from certain units in 2007 that were excluded in 2006 because a purchase power agreement was in place during that period.

(4)  Generation divided by economic generation.

(5)  Excludes generation volume related to power purchase agreements, including tolling agreements.

(6)  Represents open energy gross margin divided by generation.

(7)  Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.

This figure excludes the effects of other margin and our historical and operational wholesale hedges.

(8)  Other margin represents power purchase agreements, capacity payments, ancillary revenues and selective commercial hedge strategies.

(9)  Wholesale energy segment profit and loss measure.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

PJM Coal and MISO Coal (1)

(Unaudited)

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Cheswick	580	10.0	903.9	1,010.9	90.2%	91.5%	815.6	924.8
Conemaugh (2)	280	9.4	606.9	605.3	93.4%	97.0%	566.7	587.2
Elrama	465	11.3	682.9	655.3	70.7%	80.3%	482.9	526.2
Keystone (2)	282	9.5	606.1	605.6	95.2%	97.4%	577.2	589.8
Portland	400	9.8	688.9	644.3	94.8%	76.0%	653.0	489.6
Seward	521	9.6	1,076.5	1,082.1	95.6%	80.2%	1,029.0	868.0
Shawville (2)	566	10.3	1,007.4	985.1	84.8%	88.6%	854.4	872.4
Titus	246	10.8	401.0	342.0	91.4%	91.7%	366.6	313.7
PJM Coal Total	3,340		5,973.6	5,930.6	89.5%	87.2%	5,345.4	5,171.7

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Avon Lake	721	9.3	1,161.1	1,064.3	82.7%	85.4%	960.8	909.3
New Castle	328	10.6	443.0	315.1	91.7%	80.1%	406.4	252.3
Niles	216	10.5	337.7	298.4	87.9%	90.4%	296.9	269.9
MISO Coal Total	1,265		1,941.8	1,677.8	85.7%	85.3%	1,664.1	1,431.5

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Cheswick	580	10.0	2,788.0	2,775.9	78.0%	73.5%	2,174.1	2,041.3
Conemaugh (2)	280	9.4	1,793.4	1,811.8	86.9%	97.5%	1,559.0	1,766.4
Elrama	465	11.3	2,294.8	2,204.4	68.1%	69.9%	1,561.9	1,540.3
Keystone (2)	282	9.5	1,788.6	1,759.0	86.1%	87.0%	1,539.5	1,530.0
Portland	400	9.8	2,045.4	1,871.8	80.2%	85.5%	1,640.5	1,600.6
Seward	521	9.6	3,195.5	3,273.7	77.3%	70.3%	2,469.9	2,302.2
Shawville (2)	566	10.3	3,061.9	2,958.5	90.3%	89.3%	2,763.7	2,643.3
Titus	246	10.8	1,133.3	967.8	92.1%	93.6%	1,044.3	906.2
PJM Coal Total	3,340		18,100.9	17,622.9	81.5%	81.3%	14,752.9	14,330.3

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Avon Lake	721	9.3	3,663.3	2,931.4	55.6%	87.2%	2,036.7	2,555.9
New Castle	328	10.6	1,442.2	967.0	73.9%	77.8%	1,066.0	752.5
Niles	216	10.5	1,081.0	819.7	88.5%	85.0%	956.4	696.8
MISO Coal Total	1,265		6,186.5	4,718.1	65.6%	84.9%	4,059.1	4,005.2

(1)  Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)  The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

PJM/MISO Gas (1)

(Unaudited)

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Aurora (2)	942	10.5	35.5	38.1	99.2%	100.0%	35.2	38.1
Blossburg	23	14.6	1.8	0.6	100.0%	100.0%	1.8	0.6
Brunot Island	315	10.4	5.1	11.4	88.2%	99.1%	4.5	11.3
Gilbert	614	11.0	23.6	51.2	73.7%	94.9%	17.4	48.6
Glen Gardner	184	14.6	3.7	6.5	78.4%	98.5%	2.9	6.4
Hamilton	23	14.8	0.2	1.2	100.0%	100.0%	0.2	1.2
Hunterstown	70	14.8	2.4	3.5	100.0%	100.0%	2.4	3.5
Hunterstown CCGT	833	7.0	635.9	490.0	93.1%	97.0%	591.9	475.4
Mountain	47	14.3	7.4	7.9	100.0%	100.0%	7.4	7.9
Orrtanna	23	14.4	1.0	1.5	100.0%	93.3%	1.0	1.4
Portland	185	11.2	4.3	6.3	83.7%	87.3%	3.6	5.5
Sayreville	264	13.8	8.1	17.3	70.4%	98.8%	5.7	17.1
Shawnee	23	14.0	0.2	0.3	100.0%	100.0%	0.2	0.3
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	—	0.0%	0.0%	—	—
Tolna	47	14.2	2.3	2.2	100.0%	100.0%	2.3	2.2
Werner	252	13.8	5.2	6.0	78.8%	98.3%	4.1	5.9
Shelby	356	9.8	40.5	18.8	99.8%	97.3%	40.4	18.3
PJM/MISO Gas Total	4,242		777.2	662.8	92.8%	97.1%	721.0	643.7

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Aurora (2)	942	10.5	51.1	45.1	85.1%	86.9%	43.5	39.2
Blossburg	23	14.6	5.8	1.8	100.0%	100.0%	5.8	1.8
Brunot Island	315	10.4	8.8	11.4	93.2%	99.1%	8.2	11.3
Gilbert	614	11.0	48.8	94.8	60.0%	60.3%	29.3	57.2
Glen Gardner	184	14.6	5.9	8.4	86.4%	97.6%	5.1	8.2
Hamilton	23	14.8	2.0	1.4	100.0%	100.0%	2.0	1.4
Hunterstown	70	14.8	7.6	4.1	98.7%	100.0%	7.5	4.1
Hunterstown CCGT	833	7.0	938.7	704.3	91.6%	97.0%	859.6	683.3
Mountain	47	14.3	12.8	9.3	100.0%	100.0%	12.8	9.3
Orrtanna	23	14.4	3.9	1.8	100.0%	94.4%	3.9	1.7
Portland	185	11.2	11.1	8.1	94.6%	85.2%	10.5	6.9
Sayreville	264	13.8	18.1	22.6	43.1%	90.3%	7.8	20.4
Shawnee	23	14.0	0.3	0.3	100.0%	100.0%	0.3	0.3
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	—	0.0%	0.0%	—	—
Tolna	47	14.2	6.3	3.1	100.0%	100.0%	6.3	3.1
Werner	252	13.8	14.6	6.2	84.9%	98.4%	12.4	6.1
Shelby	356	9.8	58.7	27.4	98.6%	83.9%	57.9	23.0
PJM/MISO Gas Total	4,242		1,194.5	950.1	89.8%	92.3%	1,072.9	877.3

(1)  Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)  Excludes generation during periods the unit operated under power purchase agreements.

(3)  The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.

Reference is made to Reliant Energy, Inc.’s Annual Report

 on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

West and Other (1)

(Unaudited)

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Bighorn (2)	598	7.2	919.9	—	99.9%	0.0%	918.8	—
Coolwater	622	10.1	387.5	418.4	96.5%	93.6%	373.9	391.7
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	260.5	236.4	88.6%	97.2%	230.8	229.7
Ormond Beach	1,516	9.6	735.6	686.2	95.8%	53.7%	704.7	368.8
West Total	3,990		2,303.5	1,341.0	96.7%	73.8%	2,228.2	990.2

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 economic generation (GWh)		Q3 commercial capacity factor		Q3 generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Channelview	830	6.1	784.8	1,481.6	99.9%	99.5%	784.4	1,474.1
Choctaw	800	7.0	236.7	—	70.5%	0.0%	166.9	—
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	—	—	0.0%	0.0%	—	—
Other Total	2,687		1,021.5	1,481.6	93.1%	99.5%	951.3	1,474.1

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Bighorn (2)	598	7.2	1,437.0	935.5	99.9%	99.5%	1,435.8	931.0
Coolwater	622	10.1	524.2	529.2	96.4%	94.8%	505.5	501.7
Ellwood (2)	54	13.3	—	0.1	0.0%	100.0%	—	0.1
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	380.6	322.3	92.0%	96.9%	350.3	312.4
Ormond Beach	1,516	9.6	869.2	824.8	92.1%	57.3%	800.3	472.9
West Total	3,990		3,211.0	2,611.9	96.3%	84.9%	3,091.9	2,218.1

	Summer/Winter Average Capacity (MW)

		Heat Rate (MMBtu/MWh)	Q3 YTD economic generation (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation (GWh)
Unit Name			2007	2006	2007	2006	2007	2006
Channelview	830	6.1	3,520.1	4,346.2	93.2%	92.4%	3,282.3	4,017.8
Choctaw	800	7.0	250.6	—	72.1%	0.0%	180.7	—
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	1.0	9.8	0.0%	100.0%	1.0	9.8
Other Total	2,687		3,771.7	4,356.0	91.8%	92.5%	3,464.0	4,027.6

(1)  Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)  Excludes generation during periods the unit operated under power purchase agreements.

Reference is made to Reliant Energy, Inc.'s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Net Debt

(Unaudited)

(in millions)

September 30, 2007
Debt:
Senior secured revolver	$—
Senior secured notes	750
Senior unsecured notes	1,313
Convertible senior subordinated notes	2
Orion Power 12% notes (1)	431
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview (2)	—
Retail working capital facility	—
Warrants	(1)
Other (3)	1
Total GAAP debt	2,996

REMA operating leases (off-balance sheet)	461
Total debt and debt equivalents (4)	3,457

Less:
Cash and cash equivalents	(396)
Restricted cash	(5)
Net margin deposits	(235)
Net Debt, excluding Channelview	$2,821

Channelview (2) (5)	320
Net Debt, including Channelview	$3,141

(1) Orion 12% notes include purchase accounting adjustments of $31 million.

(2) Channelview was deconsolidated on August 20, 2007.

(3) Other subsidiary debt.

(4) Debt equivalents include off-balance sheet REMA leases of $461 million.

(5) Channelview is net of restricted cash of $19 million.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber
(713) 497-3042